Exhibit B

IRREVOCABLE PROXY

(Shares of OneMain Holdings, Inc.)

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned (the “Stockholder”) hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes OMH Holdings, L.P. (the “Proxy Holder”), with full power of substitution (subject to receipt of any required regulatory approvals with respect to any such substitution), as its true and lawful proxy and attorney-in-fact to vote all of the shares of common stock, par value $0.01 per share, of OneMain Holdings, Inc. (such shares of common stock, the “Shares” and such corporation, “OneMain”) at any meeting (and any adjournment or postponement thereof) of OneMain’s stockholders and in connection with any written consent of OneMain’s stockholders.

The proxy and power of attorney granted herein (the “Proxy”) shall be irrevocable during the Proxy Term (as defined below) (irrespective of whether the Proxy Holder remains or ceases to be a limited partner of the Stockholder or ceases to control the general partner of the Stockholder during the Proxy Term), shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke all prior proxies granted by the Stockholder (if any) with respect to the Shares.

The Proxy Holder shall exercise the Proxy with respect to the Shares during the Proxy Term, and during the Proxy Term the Proxy Holder shall have the right to vote the Shares at any meeting of OneMain’s stockholders and in any action by written consent of OneMain’s stockholders and to otherwise exercise all such voting and/or consent rights with respect to the Shares.  Unless expressly requested by the Proxy Holder in writing and subject to any required regulatory approvals, the Stockholder shall not vote all or any portion of the Shares at any such meeting or in connection with any such written consent of stockholders or otherwise exercise any rights with respect to the Shares.  During the Proxy Term, the vote, written consent or other action by the Proxy Holder shall control in any conflict between a vote of or written consent or other action with respect to the Shares by the Proxy Holder, and a vote of or written consent or other action by the Stockholder with respect to the Shares.

The Stockholder shall execute and deliver all further documents and take all other actions as may be required by OneMain’s bylaws or other governing documents to effectuate the Proxy.  The Stockholder covenants and agrees that, while the Proxy is in effect with respect to any of the Shares, and except as contemplated by the Proxy, not to enter into any voting agreements with any other Person, whether by proxy, voting agreement or other voting arrangement with respect to the Shares, and any attempt to do so shall be void.

The Proxy shall commence as of the date the Stockholder acquires any Shares and shall continue with respect to any Shares held by the Stockholder until beneficial ownership in such Shares is transferred by or from the Stockholder pursuant to an exercise of remedies in accordance with the Margin Loan Documentation (as defined below) (the “Proxy Term”). All decisions, actions, consents and instructions of the Proxy Holder in respect of the exercise of the Proxy shall be final and binding upon the Stockholder, and no person shall have any right to object, dissent, protest or otherwise contest the same. For the avoidance of doubt, this Proxy and power of attorney granted herein shall not grant beneficial ownership or legal title in the Shares to the Proxy Holder.

No provision of this Proxy may be amended or waived unless such amendment or waiver is in writing and signed by the Stockholder and Proxy Holder.

“Margin Loan Documentation” has the meaning set forth in the Margin Loan Agreement dated as of December 16, 2019 (as it may be amended or modified from time to time) among the Stockholder, OMH (ML) GP, LLC, the lenders party thereto and Citibank, N.A., as Administrative Agent and Calculation Agent (as defined therein).

[Signature Page follows]

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of this 16th day of December 2019.

OMH (ML), L.P.
By OMH (ML) GP, LLC, its general partner
By: OMH Holdings, L.P., its sole member
By: Apollo Uniform GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

Exhibit B

IRREVOCABLE PROXY

(Shares of OneMain Holdings, Inc.)

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned (the “Stockholder”) hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes OMH Holdings, L.P. (the “Proxy Holder”), with full power of substitution (subject to receipt of any required regulatory approvals with respect to any such substitution), as its true and lawful proxy and attorney-in-fact to vote all of the shares of common stock, par value $0.01 per share, of OneMain Holdings, Inc. (such shares of common stock, the “Shares” and such corporation, “OneMain”) at any meeting (and any adjournment or postponement thereof) of OneMain’s stockholders and in connection with any written consent of OneMain’s stockholders.

The proxy and power of attorney granted herein (the “Proxy”) shall be irrevocable during the Proxy Term (as defined below) (irrespective of whether the Proxy Holder remains or ceases to be a limited partner of the Stockholder or ceases to control the general partner of the Stockholder during the Proxy Term), shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke all prior proxies granted by the Stockholder (if any) with respect to the Shares.

The Proxy Holder shall exercise the Proxy with respect to the Shares during the Proxy Term, and during the Proxy Term the Proxy Holder shall have the right to vote the Shares at any meeting of OneMain’s stockholders and in any action by written consent of OneMain’s stockholders and to otherwise exercise all such voting and/or consent rights with respect to the Shares.  Unless expressly requested by the Proxy Holder in writing and subject to any required regulatory approvals, the Stockholder shall not vote all or any portion of the Shares at any such meeting or in connection with any such written consent of stockholders or otherwise exercise any rights with respect to the Shares.  During the Proxy Term, the vote, written consent or other action by the Proxy Holder shall control in any conflict between a vote of or written consent or other action with respect to the Shares by the Proxy Holder, and a vote of or written consent or other action by the Stockholder with respect to the Shares.

The Stockholder shall execute and deliver all further documents and take all other actions as may be required by OneMain’s bylaws or other governing documents to effectuate the Proxy.  The Stockholder covenants and agrees that, while the Proxy is in effect with respect to any of the Shares, and except as contemplated by the Proxy, not to enter into any voting agreements with any other Person, whether by proxy, voting agreement or other voting arrangement with respect to the Shares, and any attempt to do so shall be void.

The Proxy shall commence as of the date the Stockholder acquires any Shares and shall continue with respect to any Shares held by the Stockholder until beneficial ownership in such Shares is transferred by or from the Stockholder pursuant to an exercise of remedies in accordance with the Margin Loan Documentation (as defined below) (the “Proxy Term”). All decisions, actions, consents and instructions of the Proxy Holder in respect of the exercise of the Proxy shall be final and binding upon the Stockholder, and no person shall have any right to object, dissent, protest or otherwise contest the same. For the avoidance of doubt, this Proxy and power of attorney granted herein shall not grant beneficial ownership or legal title in the Shares to the Proxy Holder.

No provision of this Proxy may be amended or waived unless such amendment or waiver is in writing and signed by the Stockholder and Proxy Holder.

“Margin Loan Documentation” has the meaning set forth in the Margin Loan Agreement dated as of December 16, 2019 (as it may be amended or modified from time to time) among the Stockholder, V-OMH (ML) GP II, LLC, the lenders party thereto and Citibank, N.A., as Administrative Agent and Calculation Agent (as defined therein).

[Signature Page follows]

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of this 16th day of December 2019.

V-OMH (ML) II, L.P.
By V-OMH (ML) GP II, LLC, its general partner
By: OMH Holdings, L.P., its sole member
By: Apollo Uniform GP, LLC, its general partner

By	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President